Holobeam, Inc.
Form 10K/A NO. 1
September 30, 2006
Exhibit B
Certification


        Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K/A NO. 1 for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


        (2)	The information contained in the Report fairly presents,
in all respects, the financial condition and results of operations of the Registrant.





/s/ Melvin S. Cook
------------------
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
October 9, 2007





A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.





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Holobeam, Inc.
Form 10K/A NO. 1
September 30, 2006
Exhibit B
Certification


        Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K/A NO. 1 for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ralph A. Fredericks, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


        (2)	The information contained in the Report fairly presents,
in all respects, the financial condition and results of operations of the Registrant.




/s/ Ralph A. Fredericks
-----------------------
RALPH A. FREDERICKS
TREASURER
October 9, 2007







A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.